AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 11, 1998
                                                      REGISTRATION NO. 333-11891
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM S-3

                         POST-EFFECTIVE AMENDMENT NO. 1
             REGISTRATION STATEMENT under THE SECURITIES ACT OF 1933

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                                                          AGWAY
           AGWAY INC.                             FINANCIAL CORPORATION
   (EXACT NAME OF REGISTRANT AS                 (EXACT NAME OF REGISTRANT
     SPECIFIED IN ITS CHARTER)                 AS SPECIFIED IN ITS CHARTER)
           DELAWARE                                    DELAWARE
    (STATE OF INCORPORATION)                    (STATE OF INCORPORATION)
          15-0277720                                   06-1174232
(I.R.S. EMPLOYER IDENTIFICATION NO.)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
      333 BUTTERNUT DRIVE,                       1105 NORTH MARKET STREET,
     DEWITT, NEW YORK 13214                     WILMINGTON, DELAWARE 19801
     (ADDRESS OF PRINCIPAL                        (ADDRESS OF PRINCIPAL
      EXECUTIVE OFFICES)                            EXECUTIVE OFFICES)
        315-449-6431                                    302-654-8371

                              DAVID M. HAYES, Esq.
                                   AGWAY INC.
                                    BOX 4933
                            Syracuse, New York 13221
                                  315-449-6431
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


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     If the only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.
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     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.
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     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement number of the earlier effective registration statement for the same offering.
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     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
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     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.
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PAGE 1 OF 4.

                         POST-EFFECTIVE AMENDMENT NO. 1


The Registrants, Agway Inc. and Agway Financial Corporation, have filed this Post-Effective Amendment No. 1 to deregister the unsold portion of the following securities under this Registration Statement (#333-11891):


AGWAY INC.
Guarantee of the Debt Securities
8% Cumulative Preferred Stock, Series B
Series HM Preferred Stock
Membership Common Stock

AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and Subordinated Money Market Certificates Guaranteed, Subordinated Member and Subordinated Money Market Certificates under the Interest Reinvestment Option

On  November  4,  1997,  the  Registrants   terminated  their  offering  of  the
aforementioned securities. Under this Registration Statement (#333-11891), the Companies have issued securities in the following amounts:


                         TITLE OF EACH CLASS OF SECURITY
                         -------------------------------

                                                            PRINCIPAL AMOUNT OR
                                                             NUMBER OF SHARES
                                                            --------------------
AGWAY INC.
Guarantee of the Debt Securities                                   ---
8% Cumulative Preferred Stock, Series B                          0 shares
Series HM Preferred Stock                                      184 shares
Membership Common Stock                                        555 shares


AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates                          $42,740,300.00
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates
    under the Interest Reinvestment Option                       $16,630,337.68

The following unsold portion of the securities registered are accordingly withdrawn from registration under this PostEffective Amendment No. 1 and this Registration Statement will be terminated.


                         TITLE OF EACH CLASS OF SECURITY
                         -------------------------------

                                                           PRINCIPAL AMOUNT OR
                                                             NUMBER OF SHARES
                                                           -------------------
AGWAY INC.
Guarantee of the Debt Securities                                  ---
8% Cumulative Preferred Stock, Series B                        10,000 shares
Series HM Preferred Stock                                       3,816 shares
Membership Common Stock                                         3,445 shares


AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates                         $17,259,700.00
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates
    under the Interest Reinvestment Option                       $2,484,662.32

The Registration Statement on Form S-3 filed October 16, 1997 (#333-34781) covers a new offering of:

AGWAY INC.
Guarantee of the Debt Securities
8% Cumulative Preferred Stock, Series B
Series HM Preferred Stock
Membership Common Stock


AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and Subordinated Money Market Certificates Guaranteed, Subordinated Member and Subordinated Money Market Certificates
    under the Interest Reinvestment Option

The prospectus included in the October 16, 1997 Registration Statement became effective on October 28, 1997 and does not relate to the securities being withdrawn from registration hereby.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrants, Agway Inc. and Agway Financial Corporation, corporations duly organized and existing under the laws of Delaware, have duly caused this PostEffective Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of DeWitt, and the State of New York, 13214, on the 10th day of March 1998.

                                   AGWAY INC.


                                       By      /s/ DONALD P. CARDARELLI
                                             -----------------------------
                                                 DONALD P. CARDARELLI
                                                  PRESIDENT AND CEO
                                             (PRINCIPAL EXECUTIVE OFFICER)


                                   AGWAY FINANCIAL CORPORATION


                                       By       /s/ DONALD P. CARDARELLI
                                             -----------------------------
                                                  DONALD P. CARDARELLI
                                                 CHAIRMAN OF THE BOARD,
                                                 PRESIDENT, AND DIRECTOR
                                              (PRINCIPAL EXECUTIVE OFFICER)



Pursuant to Rule 478 of the Regulations under the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the Agent for Service named in this amendment to the Registration Statement.


          SIGNATURE                                  TITLE                                DATE
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    /s/ DAVID M. HAYES
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    David M. Hayes, Esq.                       Agent for Service                      March 10, 1998